UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2023

RE/MAX Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36101	80-0937145
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5075 South Syracuse Street

Denver, Colorado 80237

(Address of principal executive offices, including Zip code)

(303) 770-5531

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock $0.0001 par value per share	RMAX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05 Costs Associated with Exit or Disposal Activities.

On August 18, 2023, RE/MAX Holdings Inc. (the “Company”) announced a reduction in force and reorganization (the “Reorganization”) intended to streamline the Company’s operations and yield cost savings over the long term. The Reorganization will reduce the Company’s overall workforce by approximately 7%. Affected employees were notified by August 18, 2023, and the Reorganization is expected to be substantially complete by September 30, 2023.

As a result of the Reorganization, the Company expects to incur a pre-tax cash charge for one-time termination benefits, which consist primarily of severance and related costs, of between approximately $2.75 million and $3.25 million, substantially all of which will be recognized in the third quarter of 2023.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

In connection with the Reorganization, as discussed in Item 2.05 above, the employment of Adam Grosshans, who served as the Company’s Principal Accounting Officer, terminated effective August 18, 2023.

Effective August 18, 2023, the Company’s Board of Directors promoted Leah Jenkins to Vice President and Chief Accounting Officer and appointed her as the Company’s Principal Accounting Officer.

Ms. Jenkins, 42, previously served as Executive Director, Financial Reporting and Technical Accounting, a position she held since May 2022. She has held various other positions within the Company’s finance department since joining the Company in June 2016.

There are no related party transactions between Ms. Jenkins and the Company as defined in Item 404(a) of Regulation S-K. There are no family relationships between Ms. Jenkins and any director, executive officer or person nominated or chosen to be a director or executive officer of the Company.

Item 7.01. Regulation FD Disclosure.*

On August 18, 2023, the Company reaffirmed its third quarter and full year 2023 guidance as previously provided in the Company’s second quarter earnings release issued on August 2, 2023, (which guidance reflects the expected financial impact of the Reorganization) as follows:

For the third quarter of 2023, the Company expects:

•	Agent count to change 0.0% to 1.0% over third quarter 2022;

•	Revenue in a range of $78.5 million to $83.5 million (including revenue from the Marketing Funds in a range of $20.0 million to $22.0 million); and

•	Adjusted EBITDA** in a range of $23.5 million to $26.5 million.

For the full year 2023, the Company expects:

•	Agent count to change 0.0% to 1.0% over full year 2022;

•	Revenue in a range of $320.0 million to $332.0 million (including revenue from the Marketing Funds in a range of $82.5 million to $86.5 million); and

•	Adjusted EBITDA in a range of $92.0 million to $98.0 million.

Footnotes

* The information contained in Item 7.01 of this Current Report on Form 8-K is being “furnished” and shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be set forth by specific reference in such filing.

** Adjusted EBITDA is a non-GAAP measure of financial performance that differs from U.S. Generally Accepted Accounting Principles. The Company defines Adjusted EBITDA as EBITDA (consolidated net income before depreciation and amortization, interest expense, interest income and the provision for income taxes, each of which is presented in the unaudited consolidated financial statements included earlier in this press release), adjusted for the impact of the following items that are either non-cash or that the Company does not consider representative of its ongoing operating performance: loss or gain on sale or disposition of assets and sublease, settlement and impairment charges, equity-based compensation expense, acquisition-related expense, gain on reduction in tax receivable agreement liability, expense or income related to changes in the estimated fair value measurement of contingent consideration, restructuring charges and other non-recurring items.

The Company's Adjusted EBITDA guidance does not include certain charges and costs. The adjustments to EBITDA in future periods are generally expected to be similar to the kinds of charges and costs excluded from Adjusted EBITDA in prior quarters, such as loss or gain on sale or disposition of assets and sublease, settlement and impairment charges, equity-based compensation expense, acquisition-related expense, gain on reduction in tax receivable agreement liability, expense or income related to changes in the estimated fair value measurement of contingent consideration, restructuring charges and other non-recurring items. The exclusion of these charges and costs in future periods will have a significant impact on the Company's Adjusted EBITDA. The Company is not able to provide a reconciliation of the Company's non-GAAP financial guidance to the corresponding U.S. GAAP measures without unreasonable effort because of the uncertainty and variability of the nature and amount of these future charges and costs.

Please see the Company’s earnings release issued on August 2, 2023, for more information on non-GAAP financial measures.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are often identified by the use of words such as “believe,” “intend,” “expect,” “estimate,” “plan,” “outlook,” “project,” “anticipate,” “may,” “will,” “would” and other similar words and expressions that predict or indicate future events or trends that are not statements of historical matters. Forward-looking statements include statements related to the Company’s outlook for the third quarter and full year 2023, cost reductions, streamlining the Company’s operations, and the timing and amount of charges incurred in connection with the Reorganization. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily accurately indicate the times at which such performance or results may be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks and uncertainties include, without limitation, (1) changes in the real estate market or interest rates and availability of financing, (2) changes in business and economic activity in general, (3) the Company’s ability to attract and retain quality franchisees, (4) the Company’s franchisees’ ability to recruit and retain real estate agents and mortgage loan originators, (5) changes in laws and regulations, (6) the Company’s ability to enhance, market, and protect its brands, including the RE/MAX and Motto Mortgage brands, (7) the Company’s ability to implement its technology initiatives, (8) risks related to the Company’s CEO transition, (9) fluctuations in foreign currency exchange rates, and (10) those risks and uncertainties described in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) and similar disclosures in subsequent periodic and current reports filed with the SEC, which are available on the investor relations page of the Company’s website at www.remaxholdings.com and on the SEC website at www.sec.gov. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Except as required by law, the Company does not intend, and undertakes no obligation, to update this information to reflect future events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RE/MAX HOLDINGS, INC.

Date: August 18, 2023	By:	/s/ Karri Callahan
Karri Callahan
Chief Financial Officer